                                                                    EXHIBIT 4.02

                  METROPOLITAN MORTGAGE & SECURITIES CO., INC.

                                       AND

                          SEATTLE-FIRST NATIONAL BANK,
                                                    Trustee





                                   ----------

                                    INDENTURE

                            Dated as of July 6, 1979

                                   ----------



                              INVESTMENT DEBENTURES

                                TABLE OF CONTENTS

                                                                                                              Page
RECITALS OF THE COMPANY..........................................................................................1

ARTICLE ONE                DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...............................1

         Section 1-1.          Definitions.......................................................................1
         Section 1-2.          Compliance Certificates and Opinions..............................................6
         Section 1-3.          Form of Documents Delivered to Trustee............................................6
         Section 1-4.          Acts of Debentureholders..........................................................7
         Section 1-5.          Notices, etc., to Trustee and Company.............................................7
         Section 1-6.          Notices to Debentureholders; Waiver...............................................8
         Section 1-7.          Conflict with Trust Indenture Act.................................................8
         Section 1-8.          Effect of Headings and Table of Contents..........................................8
         Section 1-9.          Successors and Assigns............................................................9
         Section 1-10.         Separability Clause...............................................................9
         Section 1-11.         Benefits of Indenture.............................................................9
         Section 1-12.         Governing Law.....................................................................9
         Section 1-13.         Legal Holidays....................................................................9
         Section 1-14.         Execution in Counterparts.........................................................9

ARTICLE TWO                DEBENTURE FORMS.......................................................................9

         Section 2-1.          Forms Generally...................................................................9
         Section 2-2.          Form of Investment Debentures, Series I..........................................10
         Section 2-3.          Form of Trustee's Certification of Authentication................................14

ARTICLE THREE              THE DEBENTURES.......................................................................14

         Section 3-1.          General Limitations..............................................................14
         Section 3-2.          Issuable in Series; General Title................................................14
         Section 3-3.          Terms of Particular Series.......................................................14
         Section 3-4.          Form and Denominations...........................................................15
         Section 3-5.          Execution, Authentication and Delivery and Dating................................16
         Section 3-6.          Temporary Debentures.............................................................16
         Section 3-7.          Registration, Transfer and Exchange..............................................16
         Section 3-8.          Mutilated, Destroyed, Lost and Stolen Debentures.................................17
         Section 3-9.          Payment of Interest; Interest Rights Preserved...................................18
         Section 3-10.         Persons Deemed Owners............................................................19
         Section 3-11.         Cancellation.....................................................................19
         Section 3-12.         Investment Debentures, Series I..................................................20

ARTICLE FOUR               SATISFACTION AND DISCHARGE...........................................................20

         Section 4-1.          Satisfaction and Discharge of Indenture..........................................20
         Section 4-2.          Application of Trust Money.......................................................21

ARTICLE FIVE               REMEDIES.............................................................................22

         Section 5-1.          Events of Default................................................................22
         Section 5-2.          Acceleration of Maturity Rescission and Annulment................................23
         Section 5-3.          Collection of Indebtedness and Suits for Enforcement by Trustee..................24
         Section 5-4.          Trustee May File Proofs of Claim.................................................24
         Section 5-5.          Trustee May Enforce Claims Without Possession of Debentures......................25
         Section 5-6.          Application of Money Collected...................................................25
         Section 5-7.          Limitation on Suits..............................................................26
         Section 5-8.          Unconditional Right of Debentureholders to Receive Principal,
                                 Premium and Interest...........................................................26
         Section 5-9.          Restoration of Rights and Remedies...............................................27
         Section 5-10.         Rights and Remedies Cumulative...................................................27
         Section 5-11.         Delay or Omission Not Waiver.....................................................27
         Section 5-12.         Control by Debentureholders......................................................27
         Section 5-13.         Waiver of Past Defaults..........................................................27
         Section 5-14.         Undertaking for Costs............................................................28
         Section 5-15.         Waiver of Stay or Extension Laws.................................................28

ARTICLE SIX                THE TRUSTEE..........................................................................28

         Section 6-1.          Certain Duties and Responsibilities..............................................28
         Section 6-2.          Notice of Defaults...............................................................30
         Section 6-3.          Certain Rights of Trustee........................................................30
         Section 6-4.          Not Responsible for Recitals or Issuance of Debentures...........................31
         Section 6-5.          May Hold Debentures..............................................................31
         Section 6-6.          Money Held in Trust..............................................................31
         Section 6-7.          Compensation and Reimbursement...................................................31
         Section 6-8.          Disqualification; Conflicting Interests..........................................32
         Section 6-9.          Corporate Trustee Required; Eligibility..........................................37
         Section 6-10.         Resignation and Removal; Appointment of Successor................................37
         Section 6-11.         Acceptance of Appointment by Successor...........................................38
         Section 6-12.         Merger Conversion, Consolidation or Succession to Business.......................38
         Section 6-13.         Preferential Collection of Claims Against Company................................39

ARTICLE SEVEN              DEBENTUREHOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY............................42

         Section 7-1.          Company to Furnish Trustee Names and Addresses of Debentureholders...............42
         Section 7-2.          Preservation of Information; Communications to Debentureholders..................42
         Section 7-3.          Reports by Trustee...............................................................44
         Section 7-4.          Reports by the Company...........................................................45

ARTICLE EIGHT              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.................................46

         Section 8-1.          Company May Consolidate, etc., only on Certain Terms.............................46
         Section 8-2.          Successor Corporation Substituted................................................46

ARTICLE NINE               SUPPLEMENTAL INDENTURES..............................................................47

         Section 9-1.          Supplemental Indentures Without Consent of Debentureholders......................47
         Section 9-2.          Supplemental Indentures With Consent of Debentureholders.........................47
         Section 9-3.          Execution of Supplemental Indentures.............................................48
         Section 9-4.          Effect of Supplemental Indentures................................................48
         Section 9-5.          Conformity with Trust Indenture Act..............................................49
         Section 9-6.          Reference in Debentures to Supplemental Indentures...............................49

ARTICLE TEN                COVENANTS............................................................................49

         Section 10-1.         Payment of Principal, Premium and Interest.......................................49
         Section 10-2.         Maintenance of Office or Agency..................................................49
         Section 10-3.         Money for Debenture Payments to be Held in Trust.................................49
         Section 10-4.         Payment of Taxes and Other Claims................................................51
         Section 10-5.         Maintenance of Properties........................................................51
         Section 10-6.         Statement as to Compliance.......................................................51
         Section 10-7.         Corporate Existence..............................................................51

ARTICLE ELEVEN             REDEMPTION OF DEBENTURES.............................................................52

         Section 11-1.         Right of Redemption..............................................................52
         Section 11-2.         Applicability of Article.........................................................52
         Section 11-3.         Election to Redeem; Notice to Trustee............................................52
         Section 11-4.         Selection by Trustee of Debentures to be Redeemed................................52
         Section 11-5.         Notice of Redemption.............................................................53
         Section 11-6.         Deposit of Redemption Price......................................................53
         Section 11-7.         Debentures Payable on Redemption Date............................................53
         Section 11-8.         Debentures Redeemed in Part......................................................54

                               CROSS REFERENCE TO
                           TRUST INDENTURE ACT OF 1939


Trust Indenture Act Section                                                           Indenture Section
---------------------------                                                           -----------------
Section 303(1) ...................................................................... Section 1-1(a)(4)
           (4) ...................................................................... Section 6-8(d)(1)
           (5) ...................................................................... Section 6-8(d)(2)
           (6) ...................................................................... Section 6-8(d)(6)
           (10) ..................................................................... Section 1-1
           (12) ..................................................................... Section 6-8(d)(5)
           (13) ..................................................................... Section 1-1
           (16) ..................................................................... Section 6-8(d)(4)
                                                                                      Section 6-8(e)(1)

Section 310(a)(1) ................................................................... Section 6-9
           (a)(2) ................................................................... Section 6-9
           (a)(3) ................................................................... Not Applicable
           (a)(4) ................................................................... Not Applicable
           (b) ...................................................................... Section 6-8

Section 311(a) ...................................................................... Section 6-13(a)
           (b) ...................................................................... Section 6-13(b)
           (b)(2) ................................................................... Section 7-3(a)(2)
                                                                                      Section 7-3(b)

Section 312(a) ...................................................................... Section 7-1
                                                                                      Section 7-2(a)
           (b) ...................................................................... Section 7-2(b)
           (c) ...................................................................... Section 7-2(c)

Section 313(a) ...................................................................... Section 7-3(a)
           (b) ...................................................................... Section 7-3(b)
           (c) ...................................................................... Section 7-3(a)
                                                                                      Section 7-3(b)
           (d) ...................................................................... Section 7-3(c)

Section 314(a) ...................................................................... Section 7-4
           (b) ...................................................................... Not Applicable
           (c)(1) ................................................................... Section 1-2
           (c)(2) ................................................................... Section 1-2
           (c)(3) ................................................................... Not Applicable
           (d) ...................................................................... Not Applicable
           (e) ...................................................................... Section 1-2

Trust Indenture Act Section                                                           Indenture Section
---------------------------                                                           -----------------
Section 315(a) ...................................................................... Section 6-1(a)
                                                                                      Section 6-1(c)
           (b) ...................................................................... Section 6-2
                                                                                      Section 7-3(a)(6)
           (c) ...................................................................... Section 6-1(b)
           (d) ...................................................................... Section 6-1
           (d)(1) ................................................................... Section 6-1(a)
           (d)(2) ................................................................... Section 6-1(c)(2)
           (d)(3) ................................................................... Section 6-1(c)(3)
           (e) ...................................................................... Section 5-14

Section 316(a) ...................................................................... Section 1-1
           (a)(1)(A) ................................................................ Section 5-2
                                                                                      Section 5-12
           (a)(1)(B) ................................................................ Section 5-13
           (a)(2) ................................................................... Not Applicable
           (b) ...................................................................... Section 5-8

Section 317(a)(1) ................................................................... Section 5-3
           (a)(2) ................................................................... Section 5-4
           (b) ...................................................................... Section 10-3

Section 318(a) ...................................................................... Section 1-7

         THIS INDENTURE is dated as of July 6, 1979, between Metropolitan Mortgage & Securities Co., Inc., a Washington corporation (hereinafter called the "Company"), having its principal office at West 929 Sprague Avenue, Spokane, Washington 99204, and Seattle-First National Bank, a national banking association (hereinafter called the "Trustee"), having its corporate trust office at 821 - 2nd Avenue, Seattle, Washington 98104.

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its Investment Debentures, to be issued in one or more series (hereinafter called the "Debentures"), as in this Indenture provided. The initial series of Debentures to be issued hereunder is to be known as the Company's Investment Debentures, Series I, limited to the aggregate principal amount of $20,000,000, the further terms and provisions of which are set forth in Section 3-12.

         All things necessary to make the Debentures when executed by the Company, authenticated by the Trustee, delivered as authorized by the Company and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debentures, as follows:

                                   ARTICLE ONE

             Definitions and Other Provisions of General Application

         Section 1-1. Definitions.

                  (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                           (1) "This Indenture" means this instrument as
                  originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                           (2) All references in this instrument to designated
                  "articles," "sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed. The words "herein," "hereof," and "hereunder," and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                           (3) The terms defined include the plural as well as
                  the singular.

                           (4) All other terms used herein which are defined in
                  the Trust Indenture Act of 1939, either directly or by reference therein, have the meanings assigned to them therein.

                           (5) All accounting terms not otherwise defined herein
                  have the meanings assigned to them in accordance with generally accepted accounting principles.

                  (b) Certain terms, used principally in Article Six, are defined in that Article.

                  (c) Other definitions:

         "Act" when used with respect to any Debentureholder has the meaning specified in Section 1-4.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Applicable Debentures" has the meaning set forth in Section 5-2.

         "Authorized Newspaper" means a newspaper of general circulation in the relevant area, printed in the English language and customarily published on each business day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or in different Authorized Newspapers.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of Seattle, Washington or the City of Spokane, Washington are authorized by law to close.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request," "Company Order" and "Company Consent" mean, respectively, a written request, order or consent signed in the name of the Company by its Chairman of the Board, President or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Debentureholder" means a Person in whose name a Debenture is registered in the Debenture Register.

         "Debenture Register" and "Debenture Registrar" have the respective meanings specified in Section 3-7.

         "Defaulted Interest" has the meaning specified in Section 3-9.

         "Event of Default" has the meaning specified in Article Five.

         "Holder" when used with respect to any Debenture means a Debentureholder.

         "Independent" when used with respect to any specified Person means such a Person who (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor upon the Debentures or in any Affiliate of the Company or of such other obligor, and (3) is not connected with the Company or such other obligor or any Affiliate of the Company or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Company order and approved by the Trustee in the exercise of reasonable, care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Debentures.

         "Investment Debentures of Series I," "Investment Debentures, Series I" or "Series I Investment Debentures" means the Debentures established by Section 3-12 hereof.

         "Maturity" when used with respect to any Debenture means the date on which the principal of such Debenture becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Notice of Default" has the meaning specified in Article Five.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Wherever this Indenture requires that an Officers' Certificate be signed also by an engineer or an accountant or other expert, such engineer, accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Company, and shall be acceptable to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company, and shall be acceptable to the Trustee.

         "Outstanding" when used with respect to Debentures means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except:

                  (i) Debentures theretofore cancelled by the Company;

                  (ii) Debentures for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Debentures, provided that, if such Debentures are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Debentures in exchange for or in lieu of which other Debentures have been authenticated and delivered pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Debentures Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which the Trustee knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor.

         When used with respect to Debentures of a given series, the foregoing definition shall be applicable to Debentures of such series as though only the Debentures of such series were referred to therein.

         "Paying Agent" means any Person authorized by the Company, including Persons employed by or affiliated with the Company, to pay the principal of and premium, if any, or interest on any Debentures on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" with respect to investment Debentures, Series I, means the City of Spokane, State of Washington, and with respect to Debentures of other series, the City of Spokane, State of Washington or such other place or places as may be specified in the supplemental indenture creating such series.

         "Predecessor Debentures" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 3-8 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture.

         "Redemption Date" when used with respect to any Debenture to be redeemed means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price" when used with respect to any Debenture to be redeemed means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date means, with respect to Investment Debentures, Series I, the 15th day (whether or not a Business Day) of the calendar month next preceding the Interest Payment Date as specified on each Investment Debenture, Series I, and with respect to Debentures of other series, such date as shall be specified in the supplemental indenture creating such series.

         "Responsible Officer" when used with respect to the Trustee means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 3-9) means a date fixed by the Trustee pursuant to Section 3-9.

         "Stated Maturity" when used with respect to any Debenture or any installment of interest thereon means the date specified in such Debenture as the fixed date on which the principal of such Debenture or such installment of interest is due and payable.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed.

         "Vice President" when used with respect to the Company or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         Section 1-2. Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;.

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that each such individual has made such examination or investigation as, in such individual's opinion, is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 1-3. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 1-4. Acts of Debentureholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Debentureholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Debentureholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Debentureholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6-1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Debentures shall be proved by the Debenture Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Debenture shall bind the Holder of every Debenture issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

         Section 1-5. Notices, etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Debentureholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Debentureholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its principal corporate trust office, located at 821 - 2d Avenue, Seattle, Washington 98104 or at such other address previously furnished in writing to the Company by the Trustee for such purpose, or

                  (2) the Company by the Trustee or by any Debentureholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at West 929 Sprague Avenue, Spokane, Washington 99204, or at such other address previously furnished in writing to the Trustee by the Company for such purpose.

         Section 1-6. Notices to Debentureholders; Waiver.

         Where this Indenture provides for notice to Debentureholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and deposited in the United States mail, first-class postage prepaid, to each Debentureholder affected by such event, at his address as it appears in the Debenture Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Debentureholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Debentureholder shall affect the sufficiency of such notice with respect to other Debentureholders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Debentureholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of publication of any Authorized Newspaper, or by reason of any other cause, it shall be impossible to make publication of any notice in an Authorized Newspaper or Authorized Newspapers as required by this Indenture, then (notwithstanding such provision) such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

         Section 1-7. Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

         Section 1-8. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 1-9. Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         Section 1-10. Separability Clause.

         In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 1-11. Benefits of Indenture.

         Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Debentureholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 1-12. Governing Law.

         This Indenture shall be construed in accordance with and be governed by the laws of the State of Washington.

         Section 1-13. Legal Holidays.

         In any case where any Interest Payment Date, any Redemption Date, or the Stated Maturity of any Debenture, or any date on which any Defaulted Interest is proposed to be paid, shall not be a Business Day, then (notwithstanding any other provision of this Indenture) payment of interest, principal and premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity, or on the date on which the Defaulted Interest is proposed to be paid, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity or date for the payment of Defaulted Interest, as the case may be.

         Section 1-14. Execution in Counterparts.

         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE TWO

                                 Debenture Forms

         Section 2-1. Forms Generally.

         The Debentures and the certificates of authentication thereon shall be substantially in the forms set forth in this Article Two, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Debentures, as evidenced by their execution of the Debentures. Any portion of the text of any Debenture may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Debenture.

         The definitive Debentures shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

         Section 2-2. Form of Investment Debentures, Series I.

                  METROPOLITAN MORTGAGE & SECURITIES CO., INC.
                W. 929 Sprague Avenue, Spokane, Washington 99204
                         Investment Debenture, Series I

Issued To
          -----------------------------
Principal Amount
                 ----------------------
Issue Date
           ----------------------------
Maturity Date
              -------------------------
Interest Rate
              -------------------------
Certificate Number
                   --------------------
Interest Payable
                 ----------------------

         The Debenture

         This is a duly authorized Debenture of Metropolitan Mortgage & Securities Co., Inc. ("Metropolitan"). This Debenture is issued under an Indenture dated July 6, 1979 ("Indenture") between Metropolitan and Seattle-First National Bank as Trustee ("Trustee"). The Indenture permits Metropolitan to issue an unlimited amount of Debentures, the terms of which may vary according to series. This Debenture is of the series stated above; that series is limited in aggregate principal amount as stated in the Indenture (or supplemental indentures). The Indenture (and supplemental indentures) contains statements of the rights of the Debentureholders, Metropolitan and the Trustee and provisions concerning authentication and delivery of the Debentures. Definitions of certain terms used in this Debenture are also found in the Indenture (and supplemental indentures).

         Payment of Principal

         For value received, Metropolitan promises to pay the principal amount of this Debenture at the maturity date stated above. Payment will be made to the Person to whom this Debenture is issued, or registered assigns.

         Payment of Interest

         Metropolitan promises to pay interest on the principal amount of this Debenture from the issue date until the principal amount is paid or made available for payment. Interest will be computed at the annual interest rate stated above. Interest will be payable or compounded as stated above or as otherwise elected by the Person entitled to payment of interest. Metropolitan will pay interest to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for the payment of interest. The Regular Record Date is the 15th day of the calendar month immediately preceding an Interest Payment Date.

         Compounding of Interest

         If the Person entitled to payment of interest so elects, Metropolitan will compound interest rather than pay interest in installments. Interest will be compounded on a semiannual basis at the interest rate stated above from the Interest Payment Date immediately preceding receipt by Metropolitan of the compounding election. Interest will be compounded from the issue date of the Debenture if Metropolitan receives the compounding election prior to the first Interest Payment Date. Interest will be compounded until the maturity date stated above and will be paid on such date. Prior to Maturity, however, metropolitan will pay at the Debentureholder's request the interest accumulated in the last two semiannual compounding periods before Metropolitan receives the request, together with the interest accrued from the end of the last such semiannual period. Interest compounded prior to the last two semiannual compounding periods is payable only on the maturity date stated above.

         Prepayment on Death

         In the event of a Debentureholder's death, any Person entitled to receive some or all of the proceeds of this Debenture may elect to have his or her share of the principal and any unpaid interest prepaid in full in five consecutive equal monthly installments. Interest on the declining principal balance of that share will continue to accrue at the interest rate stated above. Any request for prepayment must be made in writing to Metropolitan. The request must be accompanied by the Debenture and evidence, satisfactory to Metropolitan, of the Debentureholder's death. Before Metropolitan prepays the Debenture, it may require additional documents or other material it considers necessary to establish the Persons entitled to receive some or all of the proceeds of the Debenture. Metropolitan may also require proof of other facts relevant to its obligation to prepay the Debenture in the event of death.

         Miscellaneous

         The provisions on the reverse are part of this Debenture.

         This Debenture is not entitled to any benefit under the Indenture nor is this Debenture valid or obligatory for any purpose unless the certificate of authentication below has been executed by the Trustee by manual signature.

         This Debenture is not insured by the United States government, the State of Washington nor any agency thereof.

         In witness whereof, Metropolitan has caused this Debenture to be duly executed under its corporate seal.

                                            METROPOLITAN MORTGAGE & SECURITIES
                                            CO., INC.
(Corporate Seal)
                                            By
                                              ----------------------------------
                                              Chairman of the Board, President
Attest:                                       or Vice President
       --------------------------------
       Secretary or Assistant Secretary

                [INSERT TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

               [FORM OF REVERSE OF INVESTMENT DEBENTURE, SERIES I]

         Transfer and Exchange

         Transfer and exchange of this Debenture are conditioned by certain provisions in the Indenture. To effect a transfer, the Holder must surrender this Debenture at Metropolitan's office or agency in Spokane, Washington. This Debenture must be duly endorsed or accompanied by a written instrument of transfer satisfactory to Metropolitan. Upon transfer, one or more new Debentures of the same series, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. Prior to due presentment for registration of transfer, Metropolitan, the Trustee or any of their agents may treat any Person in whose name this Debenture is registered as the owner of this Debenture, regardless of notice to the contrary or whether this Debenture might be overdue.

         This Debenture is issuable only as a registered Debenture; it does not bear coupons. As provided in the Indenture, this Debenture is exchangeable for other Debentures of the same series of authorized denominations with the same aggregate principal amount. To effect an exchange, the Holder must surrender this Debenture at Metropolitan's office or agency in Spokane, Washington. The Debenture must be duly endorsed or accompanied by a written instrument of exchange satisfactory to Metropolitan.

         No service charge will be made for a transfer or exchange, but Metropolitan may require payment of a sum sufficient to cover any governmental charge payable in connection with such transaction.

         Amendment of the Indentures; Waiver of Rights

         With certain exceptions, the Indenture may be amended, the obligations and rights of Metropolitan may be modified and the rights of the Debentureholders may be modified by Metropolitan at any time with the consent of the Holders of 66-2/3% in aggregate principal amount of the Debentures at the time Outstanding. The Indenture allows the Holders of specified percentages in aggregate principal amount of the Debentures of a particular series to waive compliance by Metropolitan with certain Indenture provisions and to waive past defaults and their consequences on behalf of all the Holders of Debentures of that series. Any such consent or waiver by the Holder of this Debenture will be binding upon that Holder. The consent or waiver will also be binding upon all future Holders of this Debenture and of any Debenture issued upon the transfer of, or in exchange for or in lieu o(pound) this Debenture, whether or not that consent or waiver is noted upon the Debenture.

         Failure to Pay Interest; Events of Default

         If interest is not punctually paid or duly provided for, it shall cease to be payable to the registered Holder of this Debenture on the applicable Regular Record Date. Instead, the Trustee will fix a Special Record Date for payment of the Defaulted Interest. The Trustee will give the Debentureholders notice of the Special Record Date at least 10 days prior to the Special Record Date. The Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Special Record Date will be entitled to payment of the Defaulted Interest. If the Debentures are listed on a securities exchange, however, the Defaulted Interest may be paid at any time and in any lawful manner consistent with the requirements of the exchange.

         If an Event of Default occurs, the principal of all the Debentures may be declared due and payable as provided in the Indenture.

         Form of Payment

         Payment of principal and interest will be made at the office or agency of Metropolitan maintained for that purpose in Spokane, Washington. Payment will be made in coin or currency of the United States of America that is legal tender for payment of public and private debts at the time of payment. At Metropolitan's option, however, payment of interest may be made by check mailed to the Person entitled to the interest at that Person's address as it appears in the Debenture Register.

         Business Days

         Whenever any Interest Payment Date, the Stated Maturity of this Debenture or any date on which any Defaulted Interest is proposed to be paid is not a Business Day, the appropriate payment or compounding of interest or principal may be made on the next succeeding Business Day without accrual of additional interest.

         Certain Definitions

         Metropolitan is a Washington corporation. The term "Metropolitan" includes any successor corporation under the Indenture. The term "Trustee" includes any successor Trustee under the Indenture.

         Section 2-3. Form of Trustee's Certification of Authentication.

         This is one of the Debentures referred to in the within-mentioned Indenture.

                                       SEATTLE-FIRST NATIONAL BANK, as Trustee


                                       By
                                         ---------------------------------------
                                         Authorized Officer

                                  ARTICLE THREE

                                 The Debentures

         Section 3-1. General Limitations.

         The aggregate principal amount of Debentures which may be authenticated and delivered and Outstanding under this Indenture is not limited except as may be limited by law.

         Section 3-2. Issuable in Series; General Title.

         The Debentures may be issued in series as from time to time shall be authorized by the Board of Directors. The Debentures of all series shall be entitled generally "Debentures." With respect to the Debentures of any particular series, the Company may incorporate in or add to the general title of such Debentures any words, letters or figures designed to distinguish that series.

         Section 3-3. Terms of Particular Series.

         The Debentures of each series (other than Investment Debentures, Series I as to which specific provision is made in Section 3-12) shall be payable at such place or places, shall mature on such date or dates, shall bear interest at such rate or rates payable in such installments and on such dates and at such place or places and to Holders registered as such, and may be redeemable as such price or prices and upon such terms, all as shall be provided for in the supplemental indenture creating that series.

         The Company may at the time of the creation of any series of Debentures or at any time thereafter make, and the Debentures of such series may contain, provision for:

                  (1) the redemption of all, or of all or any part, of the Debentures of such series prior to maturity;

                  (2) a sinking, amortization improvement or other analogous fund;

                  (3) limiting the aggregate principal amount of the Debentures of such series;

                  (4) the exchange or conversion of the Debentures of that series, at the option of the Holders thereof, for or into new Debentures of a different series and/or shares of stock of the Company and/or other securities;

                  (5) exchanging Debentures of that series, at the option of the Holders thereof, for other Debentures of the same series of the same aggregate principal amount of a different authorized kind and/or authorized denomination or denominations; and/or

                  (6) the appointment by the Trustee of an Authenticating Agent in one or more places other than the location of the office of the Trustee with power to act on behalf of the Trustee and subject to its direction in the authentication and delivery of the Debentures of any one or more series in connection with such transactions as shall be specified in the provisions of this Indenture creating such series or in a supplemental indenture;

all upon such terms as the Board of Directors may determine. All Debentures of the same series shall be substantially identical in tenor and effect.

         Each series of Debentures, except Investment Debentures, Series I, shall be created by an indenture supplemental hereto authorized by a Board Resolution.

         Section 3-4. Form and Denominations.

         The Debentures of each series shall be in registered form and substantially in the form hereinbefore recited for the Investment Debentures, Series I, with such omissions, variations and insertions as are permitted by this indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements printed, lithographed or engraved thereon, as may be required to comply with the rules of any securities exchange or to conform to any usage in respect thereof, or as may, consistently herewith, be prescribed by the Board of Directors or by the officers executing such Debentures, such determination by said officers to be evidenced by their signing the Debentures. The form of the Debentures of each series (except Investment Debentures, Series I) shall be established by the supplemental indenture creating such series. The Debentures of each series shall be distinguished from the Debentures of other series in such manner as may be prescribed in the supplemental indenture creating such series.

         The definitive Debentures of each series other than Investment Debentures, Series I shall be as required by the applicable supplemental indenture. The definitive Investment Debentures, Series I shall be printed or prepared in a manner to be determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

         The Debentures of each series shall be issued in such denominations as shall be provided in the supplemental indenture creating such series or as the Board of Directors may determine, except that the Investment Debentures, Series I shall be issued in the denominations provided for in Section 3-12.

         Section 3-5. Execution, Authentication and Delivery and Dating.

         The Debentures shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Debentures may be manual or facsimile.

         Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures.

         At any time and from time to time after the execution and delivery of this indenture, the Company may deliver Debentures executed by the Company to the Trustee for authentication; and the Trustee shall authenticate such Debentures as in this indenture provided and not otherwise, and shall deliver such Debentures as authorized by the Company.

         No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated hereunder:

         Section 3-6. Temporary Debentures.

         Pending the preparation of definitive Debentures of any series, the Company may execute, and upon Company Order the Trustee shall authenticate (and if so authorized deliver), temporary Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

         If temporary Debentures of any series are issued, the Company will cause definitive Debentures of such series to be prepared without unreasonable delay. After the preparation of definitive Debentures, the temporary Debentures shall be exchangeable for definitive Debentures upon surrender of the temporary Debentures at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debentures the Company shall execute and the Trustee shall authenticate in exchange therefor a like aggregate principal amount of definitive Debentures of authorized denominations, which shall be delivered as authorized by the Company. Until so exchanged the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures.

         Section 3-7. Registration, Transfer and Exchange.

         The Company shall cause to be kept at its office in Spokane, Washington a register (herein sometimes referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and for transfers of Debentures. The Company will act as "Debenture Registrar" for the purpose of the registration of Debentures and transfers of Debentures as herein provided.

         Upon surrender for transfer of any Debenture of any series at the office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate, in the name of the designated transferee or transferees, one or more new Debentures of the same series of any authorized denominations, of a like aggregate principal amount, which shall be delivered as authorized by the Company.

         At the option of the Holder, Debentures may be exchanged for other Debentures of the same series of any authorized denominations, of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at such office or agency. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate, the Debentures the Debentureholder making the exchange is entitled to receive, which Debentures shall be delivered as authorized by the Company.

         All Debentures issued upon any transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such transfer or exchange.

         Every Debenture presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, as the Debenture Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Debentures, other than exchanges pursuant to Section 3-6 or 9-6 not involving any transfer.

         The Company shall not be required (i) to issue, transfer or exchange any Debenture of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Debentures selected for redemption under Section 11-4 and ending at the close of business on the day of such mailing, or (ii) to transfer or exchange any Debenture so selected for redemption in whole or in part.

         Section 3-8. Mutilated, Destroyed, Lost and Stolen Debentures.

         If (i) any mutilated Debenture is surrendered to the Company, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debenture, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount, bearing a number not contemporaneously outstanding, which shall be delivered as authorized by the Company.

         In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

         Upon the issuance of any new Debenture under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Debenture issued pursuant to this Section in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

         Section 3-9. Payment of Interest; Interest Rights Preserved.

         Interest on any Debenture of any series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Debentures of such series shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest in respect of Debentures of such series (unless that Debenture, or one or more Predecessor Debentures, is called for redemption on a date that is prior to such Interest Payment Date, in which case interest shall be paid thereon as provided in Article Eleven or in the provisions with respect to redemption or sinking fund contained in the supplemental indenture creating the series of which that Debenture is a part).

         Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Debentures of such series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

                  (1) The Company may elect to make payment of any Defaulted interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Debentureholder at his address as it appears in the Debenture Register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in each Place of Payment for Debentures of such series, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Debentures of such series (or their respective Predecessor Debentures) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures of the series in respect of which interest is in default may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

         Section 3-10. Persons Deemed Owners.

         Prior to due presentment for transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat any Person in whose name any Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 3-9) interest on, such Debenture and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Section 3-11. Cancellation.

         All Debentures surrendered for payment, redemption, transfer, exchange or conversion shall be promptly cancelled by the Company. No Debentures shall be authenticated in lieu of or in exchange for any Debentures cancelled as provided in this Section, except as expressly permitted by this Indenture.

         Section 3-12. Investment Debentures, Series I.

         There shall be an initial series of Debentures entitled "Investment Debentures, Series I" and the form thereof shall be substantially as hereinbefore recited. The aggregate principal amount of Investment Debentures, Series I, at any one time Outstanding shall be limited to $20,000,000 exclusive of Investment Debentures, Series I authenticated and delivered under Section 3-8. The initial Investment Debentures, Series I shall be issued in the maturities and denominations with interest rates upon the unpaid principal amounts thereof as follows:

                                                                       MINIMUM                   INCREMENTS OVER
MATURITY                               INTEREST RATE                 DENOMINATION                    MINIMUM
7-10 years                                   9%                         $  100                         $1
5-6 years                                    8 1/2%                     $  100                         $1
1-4 years                                    8%                         $  100                         $1
6 months                                     7%                         $5,000                         $1

The interest rates of Investment Debentures, Series I may be changed at any time by the Company, but no such change will affect any Investment Debentures, Series I issued prior to such change. Holders of Investment Debentures, Series I, may select a monthly, quarterly, semiannual or annual Interest Payment Date or may elect to allow interest to be compounded and paid as set forth in the form of the investment Debenture, Series I in Section 2-2. Payment of the principal of and interest on Investment Debentures, Series I will be made at the office or agency of the Company maintained for that purpose in Spokane, Washington. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Debenture Register. In the event of the death of any registered owner of an Investment Debenture, Series I, any party entitled to receive some or all of the proceeds of such investment Debenture, Series I may elect to have his share of such Investment Debenture, Series I prepaid under the terms set out in the form of the Investment Debenture, Series I in Section 2-2 hereof.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

         Section 4-1. Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect (except as to any surviving rights of conversion or transfer or exchange of Debentures herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either

                           (A) all Debentures theretofore authenticated and
                  delivered (other than (i) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3-8, and (ii) Debentures for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10-3) have been delivered to the Trustee cancelled; or

                           (B) all such Debentures not theretofore delivered to
                  the Trustee cancelled

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at their
                           Stated Maturity within 1 year, or

                                    (iii) are to be called for redemption within
                           1 year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee cancelled, for principal and premium, if any, and interest to the date of such deposit (in the case of Debentures which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

                  (4) the Company has delivered to the Trustee a statement that it does not intend to authorize any further series of Debentures under this Indenture.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6-7 shall survive.

         Section 4-2. Application of Trust Money.

         All money deposited with the Trustee pursuant to Section 4-1 shall be held in trust and applied by it, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Company may determine, to the Persons entitled thereto, of the principal and premium, if any, and interest for whose payment such money has been deposited with the

Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                  ARTICLE FIVE

                                    Remedies

         Section 5-1. Events of Default.

         "Event of Default," with respect to the Investment Debentures, Series I, means any one of the events specified below in this Section 5-1 and "Event of Default" with respect to each other series of Debentures shall mean such events as are set forth in the supplemental indenture creating such series (in each case whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Investment Debenture, Series I when such interest becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Investment Debenture, Series I at its Maturity; or

                  (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Investment Debentures, Series I, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (4) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Act or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (5) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the

         Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

         Section 5-2. Acceleration of Maturity Rescission and Annulment.

         If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding "Applicable Debentures" (as hereinafter defined) may declare the Applicable Debentures to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders of the Applicable Debentures), and upon any such declaration the principal of, premium, if any, and accrued interest on the Applicable Debentures to the extent not then already due and payable shall become immediately due and payable. The term "Applicable Debentures" shall mean the Investment Debentures, Series I in the case of an Event of Default set forth in Section 5-1 and the Debentures of each other series in the case of an Event of Default with respect to such series as provided in any supplemental indenture relating to the Debentures of such series; but in no event shall the term "Applicable Debentures" include Debentures of more than one series.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of such Applicable Debentures Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue installments of interest on such
                  Applicable Debentures,

                           (B) the principal of and premium, if any, on such
                  Applicable Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the respective rates borne by such Applicable Debentures,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue installments of interest at the respective rates borne by such Applicable Debentures, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, in each case, with respect to such Applicable Debentures;

         and

                  (2) all Events of Default, other than the nonpayment of the principal of such Applicable Debentures which have become due solely by such acceleration, have been cured or waived as provided in Section 5-13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 5-3. Collection of Indebtedness and Suits for Enforcement by
                      Trustee.

         The Company covenants that if

                  (1) default is made in the payment of any installment of interest on any Applicable Debenture when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Applicable Debenture at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Applicable Debentures, the whole amount then due and payable on such Applicable Debentures for principal and premium, if any, and interest, with interest upon the overdue principal and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Applicable Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Applicable Debentures and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Applicable Debentures, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of such Applicable Debentures by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 5-4. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debentures or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal and premium, if any, and interest owing and unpaid in respect of the Debentures and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Debentureholders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Debentureholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Debentureholders, to pay the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6-7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Debentureholder any plan or reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Debentureholder in any such proceeding.

         Section 5-5. Trustee May Enforce Claims Without Possession of
                      Debentures.

         All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debentures in respect of which such judgment has been recovered.

         Section 5-6. Application of Money Collected.

         Any money collected or to be applied by the Trustee with respect to a series of Debentures pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, upon presentation of the Outstanding Debentures of such series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         First: To the payment of amounts due the Trustee under Section 6-7;

         Second: To the payment of the amounts then due and unpaid upon the Debentures of such series for principal and premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures of such series for principal and premium, if any, and interest, respectively.

         Section 5-7. Limitation on Suits.

         No Holder of any Applicable Debenture shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Applicable Debentures of the same series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Applicable Debentures shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Applicable Debentures;

it being understood and intended that no one or more Holders of Debentures shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Debentures, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Debentures.

         Section 5-8. Unconditional Right of Debentureholders to Receive
                      Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right which is absolute and unconditional to receive payment of the principal of and premium, if any, and (subject to Section 3-9) interest on such Debenture on the respective Stated Maturities expressed in such Debenture (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5-9. Restoration of Rights and Remedies.

         If the Trustee or any Debentureholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Debentureholder, then and in every such case the Company, the Trustee and the Debentureholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Debentureholders shall continue as though no such proceeding had been instituted.

         Section 5-10. Rights and Remedies Cumulative.

         No right or remedy herein conferred upon or reserved to the Trustee or to the Debentureholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5-11. Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Debenture to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by the law Trustee or to the Debentureholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Debentureholders, as the case may be.

         Section 5-12. Control by Debentureholders.

         The Holders of a majority in principal amount of the Outstanding Debentures of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debentures of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Section 5-13. Waiver of Past Defaults.

         The holders of not less than a majority in principal amount of the Outstanding Debentures of any series may on behalf of the Holders of all the Debentures of such series waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of or premium, if any, or interest on any Debenture of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debenture affected.

         Upon any such waiver, such default shall cease to exist, and any Even of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 5-14. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than 10% in aggregate principal amount of any series of Debentures, or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Debenture on or after the respective Stated Maturities expressed in such Debenture (or, in the case of redemption, on or after the Redemption Date).

         Section 5-15. Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every power as though no such law had been enacted.

                                   ARTICLE SIX

                                   The Trustee

         Section 6-1. Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default,

                           (1) the Trustee undertakes to perform such duties and
                  only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                           (1) this Subsection shall not be construed to limit
                  the effect of Subsection (a) of this Section;

                           (2) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (3) the Trustee shall not be liable with respect to
                  any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Debentures of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, with respect to the Debentures of such series, under this Indenture; and

                           (4) no provision of this Indenture shall require the
                  Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         Section 6-2. Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder with respect to a series of Debentures, the Trustee shall transmit by mail to all Holders of Debentures of such series, as their names and addresses appear in the Debenture Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or premium, if any, or interest on any Debenture of such series or in the payment of any sinking or purchase fund installment due on such Debenture, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Debentures of such series; and provided, further, that in the case of any default of the character specified in
Section 5-1(3) no such notice to such Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Debentures of such series.

         Section 6-3. Certain Rights of Trustee.

         Except as otherwise provided in Section 6-1:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Debentureholders pursuant to this Indenture, unless such Debentureholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         Section 6-4. Not Responsible for Recitals or Issuance of Debentures.

         The recitals contained herein and in the Debentures, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of Debentures or the proceeds thereof.

         Section 6-5. May Hold Debentures.

         The Trustee, any Paying Agent, Debenture Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections 6-8 and 6-13 hereof in the case of the Trustee, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Debenture Registrar or such other agent.

         Section 6-6. Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         Section 6-7. Compensation and Reimbursement.

         The Company agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of and premium, if any, or interest on Debentures.

         Section 6-8. Disqualification; Conflicting Interests.

                  (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article.

                  (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Debentureholders, as their names and addresses appear in the Debenture Register, notice of such failure.

                  (c) For the purpose of this Section, the Trustee shall be deemed to have a conflicting interest if

                           (1) the Trustee is trustee under another indenture
                  under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Debentures issued under this Indenture, provided that there shall be excluded from the operation of this paragraph any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

                                    (i) this Indenture and such other indenture
                           or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under TIA, unless the Commission shall have found and declared by order pursuant to Section 305(b) or
                           Section 307(c) of TIA that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or

                                    (ii) the Company shall have sustained the
                           burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures;

                           (2) the Trustee or any of its directors or executive
                  officers is an obligor upon the Debentures or an underwriter for the Company;

                           (3) the Trustee directly or indirectly controls or is
                  directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

                           (4) the Trustee or any of its directors or executive
                  officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

                           (5) 10% or more of the voting securities of the
                  Trustee is beneficially owned either by the Company or by any director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

                           (6) the Trustee is the beneficial owner of, or holds
                  as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Debentures issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

                           (7) the Trustee is the beneficial owner of, or holds
                  as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

                           (8) the Trustee is the beneficial owner of, or holds
                  as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

                           (9) the Trustee owns, on May 15 in any calendar year,
                  in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraphs
                  (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of the principal of, or the premium, if any, or interest on, any of the Debentures when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

                  The specification of percentages in paragraphs (5) to (9) inclusive, of this Subsection, shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

                  For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

                  (d) For the purposes of this Section:

                           (1) The term "underwriter" when used with reference
                  to the Company means every person who, within 3 years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

                           (2) The term "director" means any director of a
                  corporation, or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

                           (3) The term "person" means an individual, a
                  corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                           (4) The term "voting security" means any security
                  presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                           (5) The term "Company" means any obligor upon the
                  Debentures.

                           (6) The term "executive officer" means the president,
                  every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, and shall include the chairman of the board of directors.

                  (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

                           (1) A specified percentage of the voting securities
                  of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

                           (2) A specified percentage of a class of securities
                  of a person means such percentage of the aggregate amount of securities of the class outstanding.

                           (3) The term "amount," when used in regard to
                  securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

                           (4) The term "outstanding" means issued and not held
                  by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                                    (i) securities of an issuer held in a
                           sinking fund relating to securities of the issuer of the same class;

                                    (ii) securities of an issuer held in a
                           sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                                    (iii) securities pledged by the issuer
                           thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                                    (iv) securities held in escrow if placed in
                           escrow by the issuer thereof;

                  provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

                           (5) A security shall be deemed to be of the same
                  class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

         Section 6-9. Corporate Trustee Required; Eligibility.

         There shall at all times be a trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 6-10. Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6-11.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Debentures, delivered to the Trustee and to the Company.

                  (d) If at any time:

                           (1) the Trustee shall fail to comply with Section 6-8
                  (a) after written request therefor by the Company or by any Debentureholder who has been a bona fide Holder of a Debenture for at least 6 months, or

                           (2) the Trustee shall cease to be eligible under
                  Section 6-9 and shall fail to resign after written request therefor by the Company or by any such Debentureholder, or

                           (3) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5-14, any Debentureholder who has been a bona fide Holder of a Debenture for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within 1 year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debentures delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Debentureholders and accepted appointment in the manner hereinafter provided, any Debentureholder who has been a bona fide Holder of a Debenture for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Debentures as their names and addresses appear in the Debenture Register. Each notice shall include the name of the successor Trustee and the address of its principal corporate trust office.

         Section 6-11. Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 6-7. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         Section 6-12. Merger Conversion, Consolidation or Succession to
Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, to the extent operative, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

         Section 6-13. Preferential Collection of Claims Against Company.

                  (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within 4 months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Debentures and the holders of other indenture securities (as defined in Subsection (c) of this Section):

                           (1) an amount equal to any and all reductions in the
                  amount due and owing upon any claim, as such creditor in respect of principal or interest, effected after the beginning of such 4 months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                           (2) all property received by the Trustee in respect
                  of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such 4 months' period or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee

                  (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such 4 months' period;

                  (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such 4 months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection
         (c) of this Section would occur within 4 months; or

                  (D) to receive payment on any claim referred to in paragraph
         (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

         For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such 4 months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Debentureholders and the holders of other indenture securities in such manner that the Trustee, the Debentureholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Debentureholders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and the Debentureholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Debentureholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee which has resigned or been removed after the beginning of such 4 months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such 4 months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                           (i) the receipt of property or reduction of claim,
                  which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such 4 months' period; and

                           (ii) such receipt of property or reduction of claim
                  occurred within 4 months after such resignation or removal.

                  (b) There shall be excluded from the operation of Subsection
         (a) of this Section a creditor relationship arising from

                           (1) the ownership or acquisition of securities issued
                  under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                           (2) advances authorized by a receivership or
                  bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Debentureholders at the time and in the manner provided in this Indenture;

                           (3) disbursements made in the ordinary course of
                  business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                           (4) an indebtedness created as a result of services
                  rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this Section;

                           (5) the ownership of stock or of other securities of
                  a corporation organized under the provisions of Section 15(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

                           (6) the acquisition, ownership, acceptance or
                  negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection (c) of this Section.

                  (c) For the purposes of this Section only:

                           (1) The term "default" means any failure to make
                  payment in full of the principal of or interest on any of the Debentures or upon the other indenture securities when and as such principal or interest becomes due and payable.

                           (2) The term "other indenture securities" means
                  securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

                           (3) The term "cash transaction" means any transaction
                  in which full payment for goods or securities sold is made within 7 days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

                           (4) The term "self-liquidating paper" means any
                  draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                           (5) The term "Company" means any obligor upon the
                  Debentures.

                                  ARTICLE SEVEN

            Debentureholders Lists and Reports by Trustee and Company

         Section 7-1. Company to Furnish Trustee Names and Addresses of
                      Debentureholders.

         The Company will furnish or cause to be furnished to the Trustee

                  (a) semiannually, on or before each April 15 and October 15, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Debentures as of the preceding March 31 and September 30, respectively, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

         Section 7-2. Preservation of Information; Communications to
                      Debentureholders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Debentures of each series received by the Trustee as provided in
         Section 7-1. The Trustee may destroy any list furnished to it as provided in Section 7-1 upon receipt of a new list so furnished.

                  (b) If 3 or more Holders of Debentures of a series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture of the stated series for a period of at least 6 months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debentures of such series or of all series with respect to their rights under this Indenture or under the appropriate Debentures and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within 5 Business Days after the receipt of such application, at its election, either

                           (i) afford such applicants access to the information
                  preserved at the time by the Trustee in accordance with
                  Section 7-2(a), or

                           (ii) inform such applicants as to the approximate
                  number of Holders of Debentures whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7-2(a), and as to the approximate cost of mailing to such Debentureholders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Debentureholder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7-2 (a) , a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within 5 days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Debentures or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Debentureholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Debentures in accordance with Section 7-2 (b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7-2(b).

         Section 7-3. Reports by Trustee.

                  (a) The term "reporting date," as used in this Section, means the first day of the tenth calendar month following the date of this Indenture and the same day in every year thereafter so long as any Debentures of any series are Outstanding hereunder. Within 60 days after the reporting date in each year, the Trustee shall transmit by mail to all Holders of a given series of Debentures, as their names and addresses appear in the Debenture Register, a brief report dated as of such reporting date with respect to:

                           (1) its eligibility under Section 6-9 and its
                  qualifications under Section 6-8, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

                           (2) the character and amount of any advances (and if
                  the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debentures of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Debentures of such series Outstanding on the date of such report;

                           (3) the amount, interest rate and maturity date of
                  all other indebtedness owing by the Company (or by any other obligor on the Debentures) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 6-13(b) (2), (3), (4) or (6);

                           (4) the property and funds, if any, physically in the
                  possession of the Trustee (as such) on the date of such report;

                           (5) any additional issue of Debentures of any series
                  which the Trustee has not previously reported; and

                           (6) any action taken by the Trustee in the
                  performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Debentures of any series, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 6-2.

                  (b) The Trustee shall transmit by mail to all Debentureholders, as their names and addresses appear in the Debenture Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the

         Debentures of any series, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Debentures of any series Outstanding at such time, such report to be, transmitted within 90 days after such time.

                  (c) A copy of each such report shall, at the time of such transmission to Debentureholders, be filed by the Trustee with each stock exchange upon which the Debentures are listed, and also with the Commission. The Company will notify the Trustee when the Debentures are listed on any stock exchange.

         Section 7-4. Reports by the Company.

         The Company will

                           (1) file with the Trustee, within 15 days after the
                  Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                           (2) file with the Trustee and the Commission in
                  accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                           (3) transmit by mail to all Debentureholders, as
                  their names and addresses appear in the Debenture Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

         Section 8-1. Company May Consolidate, etc., only on Certain Terms.

         The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest on all the Debentures and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         Section 8-2. Successor Corporation Substituted.

         Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 8-1, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; provided, however, that no such conveyance or transfer shall have the effect of releasing the Person named as the "Company" in the first paragraph of this Indenture or any successor corporation which shall theretofore have become such in the manner prescribed in this Article from its liability as obligor and maker on any of the Debentures.

                                  ARTICLE NINE

                             Supplemental Indentures

         Section 9-1. Supplemental Indentures Without Consent of
                      Debentureholders.

                  (a) Without the consent of the Holders of any Debentures, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                           (1) to evidence the succession of another corporation
                  to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Debentures contained; or

                           (2) to add to the covenants of the Company, for the
                  benefit of the Holders of the Debentures or any series thereof, or to surrender any right or power herein conferred upon the Company; or

                           (3) to cure any ambiguity, to correct or supplement
                  any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interest of the Holders of the Debentures or any series thereof; or

                           (4) to provide for the creation of any series of
                  Debentures (other than Investment Debentures of Series I) as provided in Article Three.

                  (b) It shall not be necessary to obtain any consent from the Trustee with regard to any action taken pursuant to this Section, but the Trustee shall execute any instrument requested in a Company Request for the purpose of confirming such action, upon receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel, each stating that the Company was authorized by this indenture to take the action taken by it and that the execution of such instrument is appropriate to confirm such action, provided, however, that the Trustee shall have no obligation to execute any supplemental indenture the purpose of which is to create a series of Debentures other than Investment Debentures, Series I unless all the terms and conditions applicable to such series of Debentures affecting the rights, compensation, and duties of the Trustee shall be satisfactory to the Trustee.

         Section 9-2. Supplemental Indentures With Consent of Debentureholders.

         With the consent of the Holders of not less than 66-2/3% in principal amount of the Outstanding Debentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this indenture or of modifying in any manner the rights of the Holders of the Debentures under this Indenture; provided, however, if such additional, changed or eliminated provision applies only to a particular series of Debentures, or the rights of the Holders of only a particular series would be modified, the consent of 66-2/3% in principal amount of Outstanding Debentures of only such series shall be required; and provided, further, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Debenture, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or change any Place o(pound) Payment where, or the coin or currency in which, any Debenture or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Debentures, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this*Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section or Section 5-13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Debenture affected thereby.

         It shall not be necessary for any Act o(pound) Debentureholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 9-3. Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6-1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 9-4. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 9-5. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect.

         Section 9-6. Reference in Debentures to Supplemental Indentures.

         Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated by the Trustee in exchange for Outstanding Debentures, and be delivered as authorized by the Company.

                                   ARTICLE TEN

                                    Covenants

         Section 10-1. Payment of Principal, Premium and Interest.

         The Company will duly and punctually pay the principal of and premium, if any, and interest on each series of Debentures in accordance with the terms of each such series and this Indenture.

         Section 10-2. Maintenance of Office or Agency.

         The Company will maintain an office or agency in the Place of Payment for Debentures of each series where Debentures of such series may be presented or surrendered for payment, where Debentures may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of such Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal corporate trust office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

         Section 10-3. Money for Debenture Payments to be Held in Trust.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of and premium, if any, or interest on, any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of and premium, if any, or interest on, any Debentures, deposit with a Paying Agent a sum sufficient to pay the principal, premium, if any, or interest, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of principal of, premium, if any, or interest on Debentures in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debentures) in the making of any such payment of principal, premium, if any, or interest; and

                  (3) at anytime during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by the Company or any Paying Agent to the Trustee, such Paying Agent shall be released from all farther liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Debenture and remaining unclaimed for 6 years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment of such Debenture, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         Section 10-4. Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         Section 10-5. Maintenance of Properties.

         The Company will cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Debentureholders.

         Section 10-6. Statement as to Compliance.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the Chairman of the Board, President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company, stating, as to each signer thereof, that

                  (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

                  (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

         Section 10-7. Corporate Existence.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Debentureholders.

                                 ARTICLE ELEVEN

                            Redemption of Debentures

         Section 11-1. Right of Redemption.

         Notwithstanding anything to the contrary herein contained, the Investment Debentures, Series I are not redeemable prior to Maturity; the Company may, however, pay principal and premium, if any, and interest on such Debentures either upon mutual agreement between the Holders of an Investment Debenture, Series I and the Company or as provided in this Indenture in the event of the death of any registered owner or any registered joint owner without such payment constituting a redemption. The Debentures of each other series, if redeemable, shall be redeemable on a pro rata basis or by lot or otherwise as set forth in the supplemental indenture creating such series.

         Section 11-2. Applicability of Article.

         Redemption of Debentures at the election of the Company or otherwise as permitted or required by any provision of this Indenture or any supplemental indenture, shall be made in accordance with such provision and this Article.

         Section 11-3. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Debentures shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of the Debentures of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date, the Redemption Price and the principal amount of Debentures to be redeemed and the series thereof.

         Section 11-4. Selection by Trustee of Debentures to be Redeemed.

         If less than all the Debentures of any series are to be redeemed, otherwise than on a pro rata basis, the particular Debentures to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Debentures of such series not previously called for redemption, by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the redemption of portions of the principal of Debentures of a denomination larger than $1,000 or the smallest authorized denomination of the Debentures, whichever is greater, or an integral multiple thereof. If redemption is to be other than on a pro rata basis, the Trustee shall promptly notify the Company in writing of the Debentures selected for redemption and, in the case of any Debenture selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debenture redeemed or to be redeemed only in part, to the portion of the principal of such Debenture which has been or is to be redeemed.

         Section 11-5. Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debentures to be redeemed, at his address appearing in the Debenture Register.

         All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all Outstanding Debentures of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Debentures to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Debenture, and that interest thereon shall cease to accrue from and after said date, and

                  (5) the place where such Debentures are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company in each Place of Payment for the Debentures of the series being redeemed.

         Notice of redemption of Debentures to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         Section 11-6. Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10-3) an amount of money sufficient to pay the Redemption Price of all the Debentures which are to be redeemed on that date.

         Section 11-7. Debentures Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Debentures so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Debentures shall cease to bear interest. Upon surrender of such Debentures for redemption in accordance with said notice, such Debentures shall be paid by the Company at the Redemption Price. Installments of interest the Stated Maturity of which is on or prior to the Redemption Date shall be payable to the Holders of such Debentures registered as such on the relevant Record Dates according to the terms of such Debentures and the provisions of Section 3-9.

         If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by the Debenture.

         Section 11-8. Debentures Redeemed in Part.

         Any Debenture of any series which is to be redeemed only in part shall be surrendered at a Place of Payment for Debentures of such series (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Debenture without service charge, a new Debenture or Debentures of the same series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered.

         IN WITNESS WHEREOF, METROPOLITAN MORTGAGE & SECURITIES CO., INC. has caused this Indenture to be signed in its corporate name by its Chairman of the Board, its President or a Vice President and its corporate seal to be affixed hereunto, and the same to be attested by the signature of its Secretary or an Assistant Secretary; and SEATTLE-FIRST NATIONAL BANK, in evidence of its acceptance of the trust hereby created, has caused this Indenture to be signed in its corporate name by one of its Corporate Trust Officers, and its corporate seal to be affixed hereunto, and the same to be attested by one of its Corporate Trust Officers. Executed and delivered as of the date first above written.

                                            METROPOLITAN MORTGAGE & SECURITIES
                                            CO., INC.


                                            By /s/ C. Paul Sandifur
                                              ----------------------------------
                                              Chairman of the Board
Attest:

/s/ Reuel Swanson
----------------------------------
Secretary                                                  (Corporate Seal)


                                            SEATTLE-FIRST NATIONAL BANK


                                            By /s/ A Reed
                                              ----------------------------------
                                              Asst. Vice President & Manager
Attest:

/s/ N Thorpe
----------------------------------
Corporate Trust Officer                                    (Corporate Seal)

STATE OF WASHINGTON          )
                             ) ss.
COUNTY OF SPOKANE            )

         On this 12th day of July, 1979, before me personally appeared C. Paul Sandifur to me known to be the Chairman of the Board of Metropolitan Mortgage & Securities Co., Inc., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                            /s/ Mildred Manning
                                            ------------------------------------
                                            NOTARY PUBLIC in and for the State
                                            of Washington, residing at Spokane


STATE OF WASHINGTON          )
                             ) ss.
COUNTY OF KING               )

         On this 11th day of July, 1979, before me personally appeared A Reed to me known to be the Assistant Vice President & Manager of Seattle-First National Bank, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                            /s/ Cynthia M. Brand
                                            ------------------------------------
                                            NOTARY PUBLIC in and for the State
                                            of Washington, residing at Seattle